UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011 (April 28, 2011)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On April 28, 2011, Baker Hughes Incorporated (the “Company”) announced that in accordance with the Company’s established succession plan, Chad C. Deaton will transition from Chairman of the Board and Chief Executive Officer to Executive Chairman of the Company effective January 1, 2012.
     (c) (1) On April 28, 2011, the Company also announced that Martin S. Craighead will assume the position of Chief Executive Officer in addition to his role as President of the Company effective January 1, 2012.
          (2) Mr. Craighead, age 51, has served as President since July 2010 and Chief Operating Officer since May 2009. During his career at the Company, he served as Senior Vice President of the Company, President of the Company Drilling & Evaluation Group and as President of Baker Atlas and INTEQ. He joined the Company in 1986 and has worked in engineering, operational and managerial positions throughout North America, Latin America and Asia Pacific. Mr. Craighead earned a Bachelor of Science degree in Petroleum and Natural Gas Engineering from Pennsylvania State University and a Master of Business Administration degree from Vanderbilt University.
     (e) On April 28, 2011, the Board of Directors of the Company entered into a Restated and Superseding Employment Agreement with Chad C. Deaton (the “Employment Agreement”) in connection with his transition from Chairman of the Board and Chief Executive Officer to Executive Chairman, effective January 1, 2012. The Employment Agreement generally provides that starting on January 1, 2012 and continuing through January 31, 2013, subject to annual renewals thereafter, Mr. Deaton will serve as Executive Chairman of the Company. His duties will consist of chairing the Board of Directors and conducting general oversight, on behalf of the Board, of the Company’s operations as carried by senior executive management, including supporting the new CEO. During Mr. Deaton’s service as the Executive Chairman of the Company, the Company will pay Mr. Deaton a base salary, annualized, of $750,000 (“Base Salary”), and Mr. Deaton will be eligible to participate in the Company’s Annual Incentive Compensation Plan (or any successor) with a target bonus percentage, expressed as a percentage of his Base Salary, of 120 percent, and other benefits available on the same basis as the other senior executive employees and officers. In addition to other terms with respect to his employment, Mr. Deaton’s restricted stock awards, stock options and performance units currently outstanding will vest and become non-forfeitable on January 31, 2013, subject to his continued employment through January 31, 2013. As Executive Chairman he will be granted a new restricted stock unit award that provides 37,500 shares will vest on each of January 31, 2013, subject to his continued employment and the second anniversary of his termination of employment, subject to compliance with certain non-compete requirements, death or disability. Pursuant to the Employment Agreement, the existing Amended and Restated Employment Agreement between the Company and Mr. Deaton, effective January 1, 2009, and the Amended and Restated Change in Control Agreement between Mr. Deaton and the Company, effective January 1, 2009, will continue in effect in all respects during Mr. Deaton’s continued employment as Chief Executive Officer and Chairman of the Board through December 31, 2011 and terminate immediately thereafter. Mr. Deaton’s Indemnification Agreement effective October 25, 2004, as amended effective January 1, 2009, will continue in accordance with its terms. The Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Company’s Annual Meeting of Stockholders was held on April 28, 2011 (i) to elect eleven members of the Board of Directors to serve for one-year terms, (ii) to ratify Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year 2011, (iii) to reapprove the performance criteria for awards under the Company’s Annual Incentive Compensation Plan, (iv) to vote on an advisory vote to approve the Company’s executive compensation program, (v) to vote on the frequency of holding an advisory vote on the executive compensation program, and (vi) to vote on Stockholder Proposal No. 1 regarding a change in the manner in which the members of the Board of Directors are elected to require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting rather than the current plurality voting standard. Following are the final results of the Annual Meeting.

     The directors who were elected are Larry D. Brady, Clarence P. Cazalot, Jr., Chad C. Deaton, Anthony G. Fernandes, Claire W. Gargalli, Pierre H. Jungels, James A. Lash, J. Larry Nichols, H. John Riley, Jr., James W. Stewart and Charles L. Watson.

	Number of	Number of Votes
Names	Affirmative Votes	Withheld	Broker Non-Votes

Larry D. Brady	331,373,848	4,130,397	27,810,934
Clarence P. Cazalot, Jr.	327,046,557	8,457,688	27,810,934
Chad C. Deaton	325,867,221	9,637,024	27,810,934
Anthony G. Fernandes	331,295,573	4,208,672	27,810,934
Claire W. Gargalli	324,837,674	10,666,571	27,810,934
Pierre H. Jungels	304,221,116	31,283,129	27,810,934
James A. Lash	331,296,989	4,207,256	27,810,934
J. Larry Nichols	302,293,020	33,211,225	27,810,934
H. John Riley, Jr.	329,660,432	5,843,813	27,810,934
James W. Stewart	329,551,293	5,952,952	27,810,934
Charles L. Watson	329,462,882	6,041,363	27,810,934
     The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2011 was as follows:

Number of Affirmative Votes	Number of Negative Votes	Abstentions

358,993,376	2,256,166	2,065,636

     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the reapproval of the performance criteria for awards under the Company’s Annual Incentive Compensation Plan was as follows:

Number of	Number of Negative
Affirmative Votes	Votes	Abstentions	Broker Non-Votes

327,929,048	5,157,043	2,418,154	27,810,934
     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to the advisory vote to approve the Company’s executive compensation program was as follows:

Number of	Number of Negative
Affirmative Votes	Votes	Abstentions	Broker Non-Votes

271,629,780	60,140,096	3,734,368	27,810,934
     The vote of one, two or three years the number of abstentions and the number of broker non-votes with respect to the frequency of holding an advisory vote on the executive compensation program was as follows:

				Broker Non-
One Year	Two Years	Three Years	Abstentions	Votes

218,886,416	5,412,496	89,684,909	21,520,423	27,810,934
     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to Stockholder Proposal No. 1 regarding the majority vote standard for director elections was as follows:

Number of	Number of Negative
Affirmative Votes	Votes	Abstentions	Broker Non-Votes

152,344,702	178,007,199	5,152,343	27,810,934
     As of March 1, 2011, the record date, there were 434,318,886 shares issued and outstanding and entitled to vote at the Company’s Annual Meeting of Stockholders. At the Company’s Annual Meeting of Stockholders held on April 28, 2011, 363,315,180 shares of common stock were represented in person or by proxy, constituting a quorum. The information above reflects the number of votes cast by the holders of such common stock.

Item 7.01 Regulation FD Disclosure.
     On April 28, 2011, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Except for the historical information set forth in this document, the matters discussed in this document are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The words “will,” and similar expressions are intended to identify forward-looking statements. Our expectations with regard to succession matters are subject to various factors and conditions. These forward-looking statements are also affected by the risk factors described in the company’s Annual Report on Form 10-K for the year ended December 31, 2010 and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). The documents are available through the company’s website at http://www.bakerhughes.com/investor or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
          10.1 — Restated and Superseding Employment Agreement between Chad C. Deaton and Baker Hughes Incorporated dated April 28, 2011.
          99.1 — News Release of Baker Hughes Incorporated dated April 28, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: May 3, 2011	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Restated and Superseding Employment Agreement between Chad C. Deaton and Baker Hughes Incorporated dated April 28, 2011.

Exhibit 99.1	News Release of Baker Hughes Incorporated dated April 28, 2011.